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                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

                                                       Amount of     % of
                            Offering       Total        Shares     Offering
   Security      Purchase/  Price of     Amount of     Purchased  Purchased
   Purchased    Trade Date   Shares      Offering       By Fund    By Fund        Brokers        Purchased From
--------------  ----------  --------  --------------  ----------  ---------  ----------------  -----------------
  Puerto Rico    01/28/10    $96.909  $1,823,757,271  $1,900,000    0.104%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA Merrill
   Financing                                                                 Lynch,
  Corporation                                                                Barclays
                                                                             Capital,
                                                                             J.P. Morgan,
                                                                             Goldman,
                                                                             Sachs & Co.,
                                                                             Morgan
                                                                             Stanley, RBC
                                                                             Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico, BBVAPR
                                                                             MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital

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
  Puerto Rico    01/28/10    $97.778  $1,823,757,271  $2,100,000    0.115%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA Merrill
   Financing                                                                 Lynch,
  Corporation                                                                Barclays
                                                                             Capital,
                                                                             J.P. Morgan,
                                                                             Goldman,
                                                                             Sachs & Co.,
                                                                             Morgan
                                                                             Stanley, RBC
                                                                             Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico, BBVAPR
                                                                             MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital

   Citizens      03/24/10    $104.974 $1,550,000,000  $  950,000    0.061%   J.P.              J.P. Morgan
   Property                                                                  Morgan,
 Insurance Co.                                                               Citi,
   5.25% due                                                                 Goldman,
   6/1/2017                                                                  Sachs & Co.,
                                                                             BofA Merrill
                                                                             Lynch,
                                                                             Morgan
                                                                             Stanley,
                                                                             FirstSouthwest,
                                                                             Jefferies &
                                                                             Company,
                                                                             Ramirez

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
                                                                             & Co., Inc.,
                                                                             Loop Capital
                                                                             Markets,
                                                                             LLC, RBC
                                                                             Capital
                                                                             Markets,
                                                                             Siebert
                                                                             Brandford
                                                                             Shank & Co.,
                                                                             LLC, Wells
                                                                             Fargo
                                                                             Securities

  Puerto Rico    03/26/10    $97.768  $  822,210,000  $1,900,000    0.231%   Citigroup,        J.P. Morgan
Electric Power                                                               BofA Merrill
   Authority                                                                 Lynch,
  5.250% due                                                                 Barclays
   7/1/2040                                                                  Capital,
                                                                             J.P. Morgan,
                                                                             Goldman,
                                                                             Sachs & Co.,
                                                                             Morgan
                                                                             Stanley, RBC
                                                                             Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico, BBVAPR
                                                                             MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Ramirez &
                                                                             Co.,

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
                                                                             Inc., Raymond
                                                                             James,
                                                                             Oriental
                                                                             Financial
                                                                             Services
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